SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                          Date of Report: July 9, 1998


                          MARINE TRANSPORT CORPORATION
             ______________________________________________________
             (Exact name of registrant as specified in its charter)

        Delaware                  No.: 001-10583            13-2625280
    _______________________________________________________________________
    (State or other                (Commission           (I.R.S. employer
     jurisdiction of                file number)          identification number)
     incorporation)

                   1200 Harbor Boulevard, Weehawken, NJ 07087
               ____________________________________________________
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (201) 330-0200


          ______________________________________________________________
          (Former name or former address, if changed since last report)



                                                                     Page 1 of 6
                                                         Exhibit Index on Page 4



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Item 5.  Other Events.

     On July  9,  1998,  the  Registrant  issued  a press  release  relating  to contracts with the Maritime Administration of the U.S. Department of Transportation and the disallowance by the Internal Revenue Service of certain investment tax credits, which press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

c)  Exhibits.

    99.1      Press Release dated July 9, 1998.


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



                                    SIGNATURE

     Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARINE TRANSPORT CORPORATION



                                       By: /s/ Mark L. Filanowski
                                          -----------------------
                                       Name:   Mark L. Filanowski
                                       Title:  Senior Vice President


         Dated: July 10, 1998


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                               Exhibit Index                               Page
                               -------------                               ----



  99.1             Press Release dated June 17, 1998.                         5


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